UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023
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Cano Health, Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number: 001-39289

Delaware
(State or other jurisdiction of incorporation or organization)

9725 NW 117th Avenue, Miami, FL
(Address of principal executive offices)

98-1524224
(IRS Employer Identification No.)

33178
(Zip Code)
(855) 226-6633
(Registrant's telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	CANO/WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2023, Cano Health, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2023. A copy of that press release, as well as the Cano Health Q3 2023 Financial Supplement, are available on the Investors Relations section of the Company’s website at www.canohealth.com and are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference in their entirety. This Item 2.02 and the attached Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

The Company will host a conference call and audio webcast on November 9, 2023 at 5:00 p.m. Eastern Time, during which management will discuss its financial results and provide commentary on its business performance. A question and answer session with analysts and investors will follow the prepared remarks.

The conference call can be accessed by dialing 888-660-6359 (domestic) or 929-203-0867 (international).

A live audio webcast of the conference call will be available through the “Events & Presentations” section of the Investor page of the Company’s website, www.canohealth.com. A replay of the webcast will be archived on the Company’s website for 30 days following the call.

Except as expressly set forth in this Form 8-K, the information available from time-to-time on such websites referred to herein shall not be deemed incorporated by reference into this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release dated November 9, 2023
99.2	Cano Health 3Q 2023 Financial Supplement
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANO HEALTH, INC.

Date: November 9, 2023	By:	/s/ Eladio Gil
Eladio Gil
Chief Financial Officer